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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 22, 1999


                           Damen Financial Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-25484                   36-4029638
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)           Identification No.)


           200 West Higgins Road, Schaumburg, Illinois             60195
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            (Address of principal executive offices)             (Zip Code)


                                  (847)882-5320
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               Registrant's telephone number, including area code


                                      N.A.
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             (Former name and address, if changed since last report)



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                           DAMEN FINANCIAL CORPORATION

                                    FORM 8-K

                                February 23, 1999

         Item 5.  Other Events

         Damen Financial Corporation ("Damen") announced it entered into an Agreement and Plan of Merger with MidCity Financial Corporation on February 22, 1999, pursuant to which MidCity Financial Corporation will acquire all of the issued and outstanding shares of Damen at a cash price of $18.35 per share, and Damen will merge with a wholly owned subsidiary of MidCity Financial Corporation (the "Merger").

         The Merger has been unanimously approved by Damen's Board of Directors. In reaching its decision, the Board was advised by its financial advisor, Keefe Bruyette & Woods, Inc., that the per share acquisition price is fair to the stockholders of Damen from a financial point of view.

         Stockholders of Damen will have an opportunity to vote on the Agreement and Plan of Merger at a Special Meeting of Stockholders expected to take place in the second quarter of 1999, after a proxy statement providing more details about the Merger is prepared and sent to stockholders. In addition, completion of the Merger is subject to customary conditions, including the receipt of certain regulatory approvals.

         In light of the foregoing, Damen postponed its Annual Meeting of Stockholders. The Annual Meeting has been rescheduled for 9:30 a.m. on Friday, March 12, 1999, at the Marriott Hotel, located at 50 North Martingale Road, Schaumburg, Illinois.

         Attached hereto are copies of a press release issued by Damen (Exhibit 99.1), as well as a copy of the Agreement and Plan of Merger (Exhibit 2.1) and a letter to Damen's stockholders advising them of the Merger (Exhibit 99.2).

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated February 22, 1999, by and between Damen Financial Corporation and MidCity Financial Corporation and a wholly owned subsidiary of MidCity Financial Corporation.



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                  99.1    Press release of Damen Financial Corporation, dated
                          February 23, 1999.

                  99.2    Letter to Damen stockholders, dated February 23, 1999.


The following Items are not applicable for this Form 8-K:

            Item 1.       Changes in Control of Registrant

            Item 2.       Acquisition or Disposition of Assets

            Item 3.       Bankruptcy or Receivership

            Item 4.       Changes in Registrant's Certifying Accountant

            Item 6.       Resignations of Registrant's Directors

            Item 8.       Change in Fiscal Year

            Item 9.       Sales of Equity Securities Pursuant to Regulation S









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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                Damen Financial Corporation
                                                        (Registrant)

                                            /s/ Mary Beth Poronsky Stull
Date: February 23, 1999                 ---------------------------------------
                                                Mary Beth Poronsky Stull
                                                President









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